UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2007

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

 772 Graniteville Road, Graniteville Vermont   05654
    (Address of principal executive offices)    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ROCK OF AGES CORPORATION

FORM 8-K

Item 7.01	Regulation FD Disclosure

On April 24, 2007, Rock of Ages issued a press release to announce it would be reporting results for the First Quarter ended March  31, 2007 on Tuesday, May 1, 2007, and a conference call has been scheduled for that morning at 11:00 a.m. EDT to discuss the Company's results. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press release dated April 24, 2007

 ROCK OF AGES CORPORATION

FORM 8-K

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: April 24, 2007	By: /s/Michael B. Tule Michael B. Tule Senior Vice President/General Counsel

 Exhibit Index

Number	Description

99.1	Press release dated April 24, 2007.